Supplement to the Prospectus

CREDIT SUISSE INSTITUTIONAL FUND – ASIA BOND PORTFOLIO

The following information supersedes or supplements certain information in the portfolio's Prospectus.

Thomas Kwan (see biography below) joins the Credit Suisse Asia Bond Management Team which is responsible for the day-to-day portfolio management of the portfolio. The team currently consists of Robert Mann, Victor Rodriguez, Andrew Bartlett and Adam McCabe.

Biography

Thomas Kwan, Director, joined Credit Suisse Asset Management (Singapore) Limited in October 2007 as a Director in Fixed Income. Previously, from May 2005 until October 2007, Mr. Kwan was an Investment Director of Asian Fixed Income for Prudential Asset Management (Singapore) Ltd. He was a portfolio manager of Asian Fixed Income at First State Investments (Hong Kong) Ltd. from July 2000 to May 2005. Mr. Kwan holds a B.A. in Communication with High Distinction and a M.A. in Economics from the University of Toronto. He is a CFA charterholder.

Dated: November 30, 2007	INST AB-PRO-16-1107 2007-019